EXHIBIT 99.1


                             CERTIFICATION PURSUANT
                             TO U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Protide Pharmaceuticals, Inc. (the "Registrant") on Form 10-KSB for the year ended August 31, 2002 as filed with the Securities and Exchange Commission on November 22, 2002, hereof (the Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                       PROTIDE PHARMACEUTICALS, INC.


Date: November 20, 2002                By:  /s/ Milo R. Polovina
                                            ------------------------------------
                                            Milo R. Polovina
                                            Chairman of the Board,
                                            President & CEO



                             CERTIFICATION PURSUANT
                             TO U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Protide Pharmaceuticals, Inc. (the "Registrant") on Form 10-KSB for the year ended August 31, 2002 as filed with the Securities and Exchange Commission on November 22, 2002, hereof (the Report"), the undersigned officers certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                       PROTIDE PHARMACEUTICALS, INC.


Date: November 20, 2002                By:  /s/ David E. Tess
                                            ------------------------------------
                                            David E. Tess
                                            Vice President Finance